UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2009

CERTIFIED DIABETIC SERVICES, INC.

(Exact name of Registrant as specified in its charter)

Commission file number: 000-53628

Delaware	65-0765452
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer identification no.)

Airport Woods Commerce Center

10061 Amberwood Road

Ft. Myers, Florida 33913

(Address of principal executive offices)

(239) 430-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02	SALE OF UNREGISTERED SECURITIES.

On November 17, 2009, the Registrant completed a private placement and issued (a) Series E Convertible Preferred Stock having an aggregate stated value of $550,000, (b) Series 5 Warrants exercisable, in the aggregate, for 5,500,000 shares of Common Stock, and (c) Series 6 Warrants exercisable, in the aggregate, for 5,500,000 shares of Common Stock. The stated value of the Series E Convertible Preferred Stock converts into Common Stock at a conversion price of five cents ($0.05) per share. The Series 5 Warrants have an exercise price of ten cents ($.10) and the Series 6 Warrants have an exercise price of fifteen cents ($.15). The total cash paid for such securities was $550,000.

The issuance of such securities were exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended. Such securities were issued to a single institutional investor. THIS INFORMATION CONTAINED HEREIN DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO PURCHASE SECURITIES. THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS.

Midtown Partners & Co., LLC (“Midtown Partners”), a FINRA registered broker dealer, acted as placement agent for the Registrant in connection with the issuance of the Series E Preferred Stock, Series 5 Warrants and Series 6 Warrants. Midtown Partners’ corporate office is located in Tampa, Florida. Additional information about Midtown Partners can be found at http://www.midtownpartners.com

In connection with the offering of such securities, the broker-dealer was paid aggregate cash commission equal to $44,000. In addition, the broker-dealer received (a) a Common Stock Purchase Warrant exercisable for 880,000 shares of the Registrant’s Common Stock at an exercise price of five cents ($.05) per share, (b) a Common Stock Purchase Warrant exercisable for 440,000 shares of the Registrant’s Common Stock at an exercise price of ten (10) cents per share, and (c) a Common Stock Purchase Warrants exercisable for 440,000 shares of the Registrant’s Common Stock at an exercise price of fifteen cents ($.15) per share.

The issuance of the above referenced warrants to the broker dealers was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended. Such securities were issued only to accredited investors.

ITEM 5.03	AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective November 17, 2009, the Registrant amended its Articles of Incorporation to (a) authorize 550,000 shares of Series E Convertible Preferred Stock, and (b) establish the designations, rights and preferences for the Series E Convertible Preferred Stock.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

*3.1	Certificate of Amendment to Certificate of Incorporation, Certificate of Designation, Preferences, and Rights of Series E Convertible Preferred Stock, effective as of November 17, 2009.

*10.1	Securities Purchase Agreement dated November 17, 2009, by and between Registrant and each of the persons that purchased the Securities issued by the Registrant.

*10.2	Form of Series 5 Common Stock Purchase Warrant issued on November 17, 2009

*10.3	Form of Series 6 Common Stock Purchase Warrant issued on November 17, 2009

*10.4	Form of the Common Stock Purchase Warrants issued to broker dealer in connection with the offering of the Securities

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2010	Certified Diabetic Services, Inc.

	By:	/S/ LOWELL FISHER
Lowell Fisher,
Chief Executive Officer and President